SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 30, 2003


                             GRUBB & ELLIS COMPANY
                             ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    1-8122                       94-1424307
       ---------------------------------------------------------------------
       (STATE OR OTHER           (COMMISSION                   (IRS EMPLOYER
       JURISDICTION OF           FILE NUMBER)                IDENTIFICATION NO.)
         FORMATION)



            2215 SANDERS ROAD, SUITE 400, NORTHBROOK, ILLINOIS 60062
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (847) 753-7500


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  OTHER EVENTS AND REGULATION DISCLOSURE

                  On May 30, 2003, Grubb & Ellis Company (the "Company") received from its lenders a further extension, until June 6, 2003, of the bank waiver (the "Waiver") that it had initially received in December, 2002 under its amended and restated term loan and credit facility dated as of December 31, 2000 (the "Credit Facility") by and among the Company, various financial institutions and Bank of America, N.A., as agent and lender (collectively, the "Banks").

                  Specifically, the Waiver, which was disclosed by the Company in its Current Report on Form 8-K filed on January 10, 2003, was initially due to expire on March 31, 2003 and was first extended to May 1, 2003, and then further extended to May 30, 2003 as previously disclosed by the Company in its Current Report on Form 8-K filed on May 2, 2003.

                  As previously disclosed by the Company in its Form 10-Q for the quarter ended March 31, 2003, an affiliated entity of C. Michael Kojaian, the Company's controlling stockholder and Chairman of the Board, agreed in May 2003 to acquire the Credit Facility from the Banks. This transaction was effected on June 6, 2003 by an entity affiliated with Mr. Kojaian (the "New Lender"). The Company was not a party to the transaction and does not know the terms upon which the Credit Facility was acquired by the New Lender.

                  Concurrently with the acquisition of the Credit Facility, the Company received a further extension of the Waiver from the New Lender, until June 30, 2003, to provide sufficient time to negotiate an amendment of the Credit Facility. The New Lender is currently in discussions with the special committee of the Company's board of directors, comprised of the disinterested member of the board, regarding the amending of certain existing financial covenants and certain other provisions of the Credit Facility.





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



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


         The following are filed as Exhibits to this Current Report on Form 8-K:

         1. Copy of Waiver executed by Bank of America, N.A., LaSalle Bank National Association and Bank One, N.A. and the Company, dated May 30, 2003.

         2. Copy of Waiver executed by Kojaian Capital, L.L.C. and the Company, dated June 6, 2003.













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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                            GRUBB & ELLIS COMPANY



                                            By: /s/ Brian D. Parker
                                                -----------------------
                                                Brian D. Parker
                                                Chief Financial Officer


Dated: June 13, 2003










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